UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2023

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue Newport News, Virginia	23607
(Address of principal executive offices)	(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2023, Huntington Ingalls Industries, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of 11 directors, for terms ending in 2024, were as follows:

Name	For	Against	Abstentions	Broker Non- Votes
Augustus L. Collins	32,268,726	547,065	64,968	2,971,648
Leo P. Denault	32,504,483	314,078	62,184	2,971,648
Kirkland H. Donald	30,950,974	1,867,863	61,922	2,971,648
Victoria D. Harker	31,681,179	1,149,874	49,706	2,971,648
Frank R. Jimenez	32,118,264	711,705	50,786	2,971,648
Christopher D. Kastner	32,280,695	559,313	40,751	2,971,648
Anastasia D. Kelly	31,237,614	1,581,701	61,444	2,971,648
Tracy B. McKibben	32,058,549	772,545	49,661	2,971,648
Stephanie L. O’Sullivan	32,415,392	418,047	47,310	2,971,648
Thomas C. Schievelbein	31,508,359	1,325,330	47,070	2,971,648
John K. Welch	31,541,344	1,296,830	42,581	2,971,648

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
31,862,464	900,044	118,251	2,971,648

Item 3 - Proposal to Ratify the Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2023 were as follows:

For	Against	Abstentions	Broker Non-Votes
35,251,277	524,450	76,680	0

Item 4 – Stockholder Proposal Requesting that the Company Disclose on its Website an Annual Report of the Company’s Direct and Indirect Lobbying Activities and Expenditures

Votes on stockholder proposal requesting that the Company disclose on its website an annual report of the Company’s direct and indirect lobbying activities and expenditures:

For	Against	Abstentions	Broker Non-Votes
11,927,782	20,776,556	176,221	2,971,648

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 5, 2023	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary